Exhibit 10.1

J.P.Morgan

J.P. MORGAN SECURITIES INC.
270 Park Avenue
New York, New York 10017

JPMORGAN CHASE BANK, N.A.
270 Park Avenue
New York, New York 10017

PERSONAL AND CONFIDENTIAL

March 8, 2009

Merck & Co., Inc.
One Merck Drive
Whitehouse Station, N. J. 08889−0100

Attention:  Peter N. Kellogg

Project Solar
Commitment Letter

Ladies and Gentlemen:

Merck & Co., Inc. (“Merck,” “you” or the “Company”) has advised J.P. Morgan Securities Inc. (“JPMorgan”) and JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”; together with JPMorgan, “we”, “us” or the “Commitment Parties,” each a “Commitment Party”) that you intend to combine with Schering−Plough Corporation (“Saturn”) and consummate the other Transactions described in the introductory paragraph of Exhibit A hereto.  Capitalized terms used but not defined herein are used with the meanings assigned to them in said paragraph.

JPMorgan is pleased to advise you that it is willing to act as the sole lead arranger and sole bookrunner for the New Credit Facilities, and JPMorgan Chase Bank is pleased to advise you of its commitment to provide the entire amount of the New Credit Facilities.  In addition, JPMorgan is pleased to advise you that it is willing to arrange the Amendment and JPMorgan Chase Bank is pleased to advise you (i) that it will vote its loans and commitments under the Existing Credit Facility in favor of the Amendment and (ii) of its commitment to either (A) purchase and assume loans and commitments under the Existing Credit Facility to the extent necessary to have the Amendment be approved by the Majority Lenders (as defined in the Existing Credit Facility) (the “Amendment Commitment”), or (B) provide the entire amount of the Replacement Revolving Facility (the “Backstop Commitment”).  This Commitment Letter and the Summaries of Terms and Conditions attached as Exhibits A, B, C, D and E (the “Term Sheets”) set forth the principal terms and conditions on and subject to which JPMorgan Chase Bank is willing to make available the Credit Facilities.

It is agreed that JPMorgan will act as the sole lead arranger and sole bookrunner in respect of the New Credit Facilities  and any Replacement Revolving Facility (in such capacities, the “Lead Arranger”), and that JPMorgan Chase Bank will act as the sole administrative agent in respect of the New Credit Facilities and any Replacement Revolving Facility.  You agree that, as a condition to the commitments and agreements hereunder, no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheets and Fee Letter referred to below) will be paid in connection with the Credit Facilities unless you and we shall so agree.

We intend and reserve the right to syndicate the Credit Facilities to a group of lenders (together with JPMorgan Chase Bank, the “Lenders”) acting as arrangers and committing to provide a portion of the Credit Facilities prior to the effective date thereof (the “Preliminary Syndication” and each such Lender committing during the Preliminary Syndication, a “Co-Arranger”).  The Lead Arranger intends to commence the Preliminary Syndication promptly following the date hereof.  You acknowledge and agree that the Lead Arranger will, in consultation with the Company, determine when the Preliminary Syndication is completed.  Following the completion of the Preliminary Syndication, the Lead Arranger will promptly commence efforts to arrange a syndicate of Lenders for the Credit Facilities in a general syndication (the “General Syndication” and, together with the Preliminary Syndication, the “Syndication”, which term shall, for the avoidance of doubt, include the management of the amendment process for the Amended Revolving Facility).  You acknowledge and agree that the Lead Arranger will, in consultation with the Company, determine when the General Syndication is completed.  During each Syndication, the Lead Arranger will select the Co-Arrangers and Lenders, as applicable, after consultation with the Company.  The Lead Arranger will, in consultation with the Company, manage each Syndication, including determining the timing of all offers to potential Lenders, any title of agent or similar designations or roles awarded to any Lender and the acceptance of commitments, the amounts offered and the compensation provided to each Co-Arranger and Lender from the amounts to be paid to the Lead Arranger pursuant to the terms of this Commitment Letter and the Fee Letter.  The Lead Arranger will, in consultation with the Company, determine the final commitment allocations for each Syndication (including the reallocation of a portion of the commitments in respect of the Credit Facilities of the Lead Arranger to the Co-Arrangers) and will notify the Company of such determination.  To assist with the General Syndication, the Company agrees that it will use commercially reasonable efforts to execute and deliver definitive documentation with respect to the Credit Facilities (including any Amendment), consistent with the terms set forth herein and in the applicable Term Sheet and otherwise mutually acceptable to the Company and the Lead Arranger, as soon as reasonably practicable following the date hereof.  We intend to commence efforts to secure the necessary consents for the Amendment promptly following the date hereof.  If the Amendment is not executed and delivered by the Majority Lenders and the Company prior to the launch of General Syndication, the Amendment Commitment shall automatically terminate and we intend to promptly thereafter commence syndication of the Replacement Revolving Facility.  If at any time the Amendment is executed and delivered by the Majority Lenders and the Company, the Backstop Commitment shall automatically terminate.

You agree actively to assist us in completing a Syndication satisfactory to us (including in obtaining affirmative votes for the Amendment).  Such assistance shall include (a) your using commercially reasonable efforts to ensure that the Syndication efforts benefit materially from the existing banking relationships of the Company and, to the extent consistent with the Merger Agreement, Saturn, (b) direct contact between senior management and advisors of the Company and the proposed Lenders, and using your commercially reasonable efforts consistent with the Merger Agreement to cause direct contact between senior management and advisors of Saturn and the proposed Lenders, (c) assistance from the Company and using your commercially reasonable efforts consistent with the Merger Agreement to cause Saturn to assist in the preparation of a customary confidential information memorandum and other marketing materials to be used in connection with each Syndication (collectively, the “Confidential Information Memorandum”), including using commercially reasonable efforts to complete the Confidential Information Memorandum as soon as reasonably practicable following the date hereof; and (d) the hosting of, with us and senior management of the Company and using your commercially reasonable efforts consistent with the Merger Agreement to cause senior management of Saturn to participate in, one or more meetings of prospective Lenders at times and locations mutually agreed upon.  Without limiting your obligations to assist with Syndication efforts as set forth above, each Commitment Party agrees that completion of the Syndication is not a condition to their commitments hereunder.

In its capacity as Lead Arranger, JPMorgan will have no responsibility other than to arrange the Syndication as set forth herein and in no event shall be subject to any fiduciary or other implied duties.  To assist us in the Syndication, you agree promptly to, and to use your commercially reasonable efforts consistent with the Merger Agreement to cause Saturn to, prepare and provide to us all customary information with respect to the Company and Saturn, as applicable, and their respective subsidiaries, the Transactions and the other transactions contemplated hereby, including all financial information and projections (the “Projections”), as we may reasonably request in connection with the arrangement and syndication of the Credit Facilities.  You also agree to provide, prior to the Closing Date, a pro forma consolidated balance sheet of the Credit Group for the twelve month period ended as at the most recent fiscal quarter ended prior to the Closing Date, adjusted to give effect to the consummation of the Transactions and the financings contemplated hereby as if such transactions had occurred on such date or on the first day of such period, as applicable, prepared in accordance with Regulation S-X and consistent in all material respects with information previously provided by the Company. At our request, you agree to assist, and use your commercially reasonable efforts consistent with the Merger Agreement to cause Saturn to assist, in the preparation of a version of the information package and presentation consisting exclusively of information and documentation that is either publicly available or not material with respect to the Company, Saturn or their respective affiliates and any of their respective securities for purposes of United States federal and state securities laws (all such information and documentation being “Public Lender Information”).  Any information and documentation that is not Public Lender Information is referred to herein as “Private Lender Information”.  You further agree that each document to be disseminated by us to any Lender in connection with the Credit Facilities will, at the request of the Lead Arranger, be identified by you as either (i) containing Private Lender Information or (ii) containing solely Public Lender Information.  The Company acknowledges and agrees that the following documents may be distributed to “public side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Company, Saturn or their respective affiliates or securities) (provided that the Company has been afforded an opportunity to comply with applicable Securities Exchange Commission disclosure obligations):  (a) drafts and final definitive documentation with respect to the Credit Facilities; (b) administrative materials prepared by us for prospective Lenders (such as a lender meeting invitation, bank allocation, if any, and funding and closing memoranda); and (c) notification of changes in the terms of the Credit Facilities.

You hereby represent and covenant that (a) all information other than the Projections and information of a general economic or industry nature (the “Information”) that has been or will be made available to us by you or any of your representatives (with respect to information relating to Saturn and its affiliates, in each case to the best of the Company’s knowledge) is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to us by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions at the time made and at the time the related Projections are made available to us (it being understood that projections are subject to uncertainties and that no assurances can be given that any projections will be realized).  You understand that in arranging and syndicating the Credit Facilities we may use and rely on the Information and Projections without independent verification thereof.

As consideration for the commitments and agreements of the Commitment Parties hereunder, you agree to cause to be paid the nonrefundable fees described in the Fee Letter dated the date hereof and delivered herewith (the “Fee Letter”).

Each Commitment Party’s commitments and agreements hereunder are subject to:

(a) there not having been a Material Adverse Change.  “Material Adverse Change” means that either (a) since December 31, 2008, there has occurred any event, change, development, effect, condition, circumstance, matter, occurrence or state of facts (each, an “Event”) or Events that have had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, except that any effect resulting from any matter disclosed in (i) the Saturn Disclosure Letter (as defined in the Merger Agreement and as in effect on the date hereof), (ii) the Mercury Disclosure Letter (as defined in the Merger Agreement and as in effect on the date hereof) or (iii) the annual report on Form 10-K for the Company or Saturn for the year ended December 31, 2008 (other than disclosures in the “Risk Factors” or “Forward Looking Statements” sections of such reports or any other disclosures in such reports to the extent they are similarly predictive or forward-looking in nature) shall not be considered when determining whether a Material Adverse Effect shall have occurred under this clause (a), or (b) since the date hereof, there has occurred any Event or Events that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  “Material Adverse Effect” means a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries and Saturn and its subsidiaries, taken as a whole (a “Material Adverse Effect”); provided that any effect resulting from any of the following Events shall not be considered when determining whether a Material Adverse Effect shall have occurred: (i) any change or development in United States financial, credit or securities markets, general economic or business conditions, or political or regulatory conditions, (ii) any act of war, armed hostilities or terrorism or any worsening thereof, (iii) any change in law or United States generally accepted accounting principles or the interpretation or enforcement of either, (iv) any change in the pharmaceutical (including animal health, biotechnology and consumer health) industry, (v) the negotiation, execution, delivery, performance, consummation, potential consummation or public announcement of the Merger Agreement or the transactions contemplated by the Merger Agreement, including any litigation resulting therefrom or with respect thereto, and any adverse change in customer, distributor, employee, supplier, financing source, licensor, licensee, sub-licensee, shareholder, co-promotion, collaboration or joint venture partner or similar relationships resulting therefrom or with respect thereto, including as a result of the identity of the parties to the Merger Agreement, (vi) any failure of the Company or any of its subsidiaries or Saturn or any of its subsidiaries to meet, with respect to any period or periods, any internal or industry analyst projections, forecasts, estimates of earnings or revenues, or business plans (it being agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether a Material Adverse Effect has occurred), (vii) any change, in and of itself, in the market price or trading volume of the common stock of the Company or Saturn (it being agreed that the facts and circumstances giving rise to such change that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether a Material Adverse Effect has occurred), (viii) the taking of any action required by the Merger Agreement and (ix) matters relating to Singulair disclosed in the first bullet-point of clause (b) of Section 9.1 of the Mercury Disclosure Letter (as defined in the Merger Agreement and as delivered to the Lead Arranger on or prior to the date hereof) and matters relating to Remicade disclosed in the first paragraph under clause (b) of Section 9.1 of the Saturn Disclosure Schedule (as defined in the Merger Agreement and as delivered to the Lead Arranger on or prior to the date hereof); provided that the exception set forth in subclause (v) shall not apply with respect to matters or Events that render untrue or incorrect any of the representations and warranties set forth in Sections 3.4, 3.9(b), 3.13(h), 4.4, 4.9(b) and 4.13 of the Merger Agreement as in effect on the date hereof.  Notwithstanding the proviso to the preceding sentence, if an Event described in any of subclauses (i), (ii), (iii) and (iv) of such provision has had a disproportionate effect on the business, financial condition or results of operations of the Company and its subsidiaries and Saturn and its subsidiaries, taken as a whole, relative to other participants in the pharmaceutical (including animal health, biotechnology and consumer health) industry, then, the incremental impact of such Event on the Company and Saturn, taken as a whole, relative to other participants in the pharmaceutical (including animal health, biotechnology and consumer health) industry shall be taken into account for purposes of determining whether a Material Adverse Effect has occurred or is reasonably expected to occur;

(b) such Commitment Party’s satisfaction that prior to completion of a “Successful Syndication” (as such term is defined in the Fee Letter) of the Credit Facilities there shall be no competing offering, placement or arrangement of any debt securities or bank financing (other than the Notes, Permitted CP, other indebtedness incurred in the ordinary course of business and which does not interfere with the syndication of any Credit Facility, indebtedness permitted to be incurred by Saturn pursuant to the Merger Agreement as in effect on the date hereof and other financing agreed to by the Lead Arranger) by or on behalf of the Company, Saturn or any of their respective affiliates;

(c) the closing of the Credit Facilities on or before December 8, 2009 or, subject to the provisions of the Merger Agreement, such later date (not later than March 8, 2010) to which the “End Date” is extended in accordance with the terms of the Merger Agreement as in effect on the date hereof (the “Outside Closing Date”); and

(d) the other conditions expressly set forth in the Term Sheets.

There shall be no conditions to closing and funding not expressly set forth herein (including the Term Sheets).

You agree (a) to indemnify and hold harmless the Commitment Parties, their affiliates and their respective officers, directors, employees, advisors and agents (each, an “indemnified person”) from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Credit Facilities, the use of the proceeds thereof, the Transactions or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing; provided that the foregoing indemnity will not, as to any indemnified person, apply to (i) losses, claims, damages, liabilities or related expenses to the extent (x) they are found by a final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person, (y) they arise out of any claim, litigation, investigation or proceeding that does not involve an act or omission (or alleged act or omission) of you or any of your affiliates and that is brought by an indemnified person against any other indemnified person or (z) they arise from a material breach by such indemnified person of its express obligations under the Commitment Letter, or (ii) any settlement entered into by such indemnified person without your written consent (such consent not to be unreasonably withheld or delayed) and (b) whether or not the Closing Date shall have occurred, to reimburse each Commitment Party and its affiliates on demand for all reasonable documented out-of-pocket expenses (including due diligence expenses, syndication expenses, consultant’s fees and expenses, travel expenses, and reasonable fees, charges and disbursements of Davis Polk & Wardwell) incurred in connection with the Credit Facilities and any related documentation (including this Commitment Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof.  No indemnified person shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems or for any special, indirect, consequential or punitive damages in connection with the Credit Facilities, except to the extent any such damages are found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct of such indemnified person.

You acknowledge that each Commitment Party and its affiliates (the term “Commitment Party” as used below in this paragraph being understood to include such affiliates) may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise.  No Commitment Party will use confidential information obtained from you by virtue of the transactions contemplated hereby or its other relationships with you in connection with the performance by such Commitment Party of services for other companies, and no Commitment Party will furnish any such information to other companies.  You also acknowledge that no Commitment Party has any obligation to use in connection with the transactions contemplated hereby, or to furnish to you, confidential information obtained from other companies.  You further acknowledge that JPMorgan is a full service securities firm and JPMorgan may from time to time effect transactions, for its own or its affiliates’ account or the account of customers, and hold positions in loans, securities or options on loans or securities of the Company and its affiliates and of other companies that may be the subject of the transactions contemplated by this Commitment Letter.  You further acknowledge and agree that (a) no fiduciary, advisory or agency relationship between you and the Commitment Parties is intended to be or has been created in respect of any of the transactions contemplated by this Commitment Letter, irrespective of whether any Commitment Party has advised or is advising you on other matters, (b) the Commitment Parties on the one hand, and you, on the other hand, have an arms-length business relationship that does not directly or indirectly give rise to, nor do you rely on, any fiduciary duty on the part of any Commitment Party, (c) you are capable of evaluating and understanding, and you understand and accept, the terms, risks and conditions of the transactions contemplated by this Commitment Letter, (d) you have been advised that the Commitment Parties are engaged in a broad range of transactions that may involve interests that differ from your interests and that no Commitment Party has any obligation to disclose such interests and transactions to you by virtue of any fiduciary, advisory or agency relationship, and (e) you waive, to the fullest extent permitted by law, any claims you may have against the Commitment Parties for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Commitment Parties shall have no liability (whether direct or indirect) to you in respect of such a fiduciary duty claim, or to any person asserting a fiduciary duty claim on behalf of or in right of you, including your stockholders, employees or creditors.  Additionally, you acknowledge and agree that the Commitment Parties are not advising you as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  You shall consult with your own advisors concerning such matters and shall be responsible for making your own independent investigation and appraisal of the transactions contemplated hereby, and the Commitment Parties shall have no responsibility or liability to you with respect thereto.  Any review by the Commitment Parties of the Company, Saturn, the Transactions, the other transactions contemplated hereby, or other matters relating to such transactions will be performed solely for the benefit of the Commitment Parties and shall not be on behalf of you or any of your affiliates.

Each Commitment Party may employ the services of its affiliates in providing certain services hereunder and, in connection with the provision of such services, may exchange with such affiliates information concerning you and the other companies that may be the subject of the transactions contemplated by this Commitment Letter and, to the extent so employed, such affiliates shall be entitled to the benefits afforded such Commitment Party hereunder.

This Commitment Letter shall not be assignable by you without the prior written consent of each Commitment Party (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and the indemnified persons.  The Commitment Parties may, in consultation with the Company, assign their commitments hereunder, in whole or in part, to Lenders, as determined by the Lead Arranger and, in each case, any such assignment will relieve such Commitment Party of its obligations set forth herein or otherwise to commit to fund such assigned commitment amount of the Credit Facilities, subject to the terms and conditions of this Commitment Letter.  In connection with any such assignments, you agree, at the request of the Commitment Parties, that you will enter into appropriate documentation (including, if requested by the Commitment Parties or by you, joinder agreements under which the Co-Arrangers become parties to this Commitment Letter and extend commitments directly to you) containing such provisions relating to the allocation of titles, rights and responsibilities in connection with the Preliminary Syndication and compensation as the Lead Arranger may request (but which will not add any conditions to the availability of the Credit Facilities or change the terms of the Credit Facilities or the compensation payable by you in connection therewith as set forth in the Commitment Letter and the Fee Letter).  Such documentation will include a provision allowing the Company, at the Company’s expense, to replace any Co-Arranger or Lender that has (or is controlled by any person or entity that has) been deemed insolvent or become subject to a bankruptcy, insolvency, receivership, conservatorship or other similar proceeding, or that refuses to execute, or materially delays in executing, definitive documentation agreed with the Lead Arranger with respect to the Credit Facilities, with another financial institution selected by the Company in consultation with the Lead Arranger.  The Commitment Parties may not assign any of their rights under the Fee Letter without the prior consent of the Company.  This Commitment Letter may not be amended or waived except by an instrument in writing signed by you and each Commitment Party.  This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Credit Facilities and set forth the entire understanding of the parties with respect thereto.  This Commitment Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York; provided, however, that with respect to whether a Material Adverse Effect shall have occurred (as described in the ninth paragraph of this Commitment Letter) or claims related thereto, such matters shall be governed by and construed in accordance with the laws of the State of New Jersey.

Notices to the Company provided for herein and in the Fee Letter shall be delivered by hand, by overnight courier service, mailed by certified or registered mail, or sent by facsimile or by email to it at One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100 Attention: Mark McDonough, VP & Treasurer (mark_mcdonough@Merck.com, fax: (908) 735 1275) and Jon Filderman, counsel (jon_filderman@Merck.com, fax: (908) 735 1216).

This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheets or the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person (including, without limitation, other potential providers or arrangers of financing) except (a) to your officers, agents and advisors and, on a confidential basis, those of Saturn, who are directly involved in the consideration of this matter (except that Fee Letter may not be disclosed to the officers, agents and advisors of Saturn) or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof); provided, that the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you.

Each of the Commitment Parties hereby notifies you that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Company and each Guarantor (as defined in the Term Sheets), which information includes names and addresses and other information that will allow such Lender to identify the Company and each Guarantor in accordance with the Patriot Act.

The compensation, reimbursement, indemnification, syndication and confidentiality provisions contained herein and in the Fee Letter and any other provision herein or therein which by its terms expressly survives the termination of this Commitment Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments hereunder.

If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheets and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter (together with fees payable pursuant to the Fee Letter upon acceptance hereof) not later than 11:59 p.m., New York City time, on March 8, 2009.  This offer will automatically expire at such time if we have not received such executed counterparts (and such fee) in accordance with the preceding sentence.

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We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,

J.P. MORGAN SECURITIES INC.

By:	/s/ Thomas D. Cassin
Name: Thomas D. Cassin
Title: Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn L. LeeLun
Name: Dawn L. LeeLun
Title: Executive Director

Accepted and agreed to as of
the date first written above by:

MERCK & CO., INC.

By:	/s/ Peter N. Kellogg
Name: Peter N. Kellogg
Title: Executive Vice President and Chief Financial Officer

EXHIBIT A

PROJECT SOLAR
Summary of the Incremental Facility

MERCK & CO., INC. (the “Company”) intends to combine with (the “Merger”) SCHERING−PLOUGH CORPORATION (“Saturn”) pursuant to that certain Agreement and Plan of Merger, dated as of March 8, 2009 (the “Merger Agreement”).  In connection therewith: (a) the Company, Saturn and two newly formed wholly-owned subsidiaries of Saturn will enter into the Merger Agreement pursuant to which (i) a wholly-owned subsidiary of Saturn will merge into Saturn and another wholly-owned subsidiary of Saturn will merge into the Company so that the Company, as the surviving entity, will be a direct wholly-owned subsidiary of Saturn, (ii) each share of common stock of Saturn will be converted into the right to receive cash and new common stock of Saturn and (iii) each share of common stock of the Company will be converted into one share of common stock of Saturn; (b) the Company will either (i) amend or amend and restate its existing $1,500,000,000 Amended and Restated Five-Year Credit Agreement dated as of April 12, 2006 among Company, as borrower, Citicorp USA, Inc., as Administrative Agent, and the other lenders and agents party thereto (as amended prior to the date of the Commitment Letter, the “Existing Credit Facility”), such amendment or amendment and restatement having the terms set forth in Exhibit B hereto (the “Amendment”; the Existing Credit Facility as amended or amended and restated by the Amendment, the “Amended Revolving Facility”), or (ii) enter into a new $1,500,000,000 revolving credit facility having terms substantially similar to the Incremental Facility (the “Replacement Revolving Facility”), (c) the Company will either (i) terminate its existing Letter of Credit Reimbursement Agreement, dated as of March 27, 2008 (the “Existing LC Facility”), among Company, as obligor and The Royal Bank of Scotland PLC, as Issuing Bank, and deposit replacement cash collateral to back-stop its funding obligations under the Settlement Agreement (as defined therein) or (ii) amend the Existing LC Facility in a manner reasonably acceptable to the Lead Arranger so as to permit such facility to remain outstanding following the consummation of the Transactions, (d) the Company or Saturn will enter into a new $1,000,000,000 senior unsecured revolving credit facility (the “Incremental Facility”) having the terms set forth in this Exhibit A; (e) to the extent outstanding on the date of consummation of the Merger, each of (i) Saturn’s existing unsecured term loan facility in the original amount of €1,250,000,000 (the “Existing Saturn Term Loan”) and revolving credit facilities in the amount of $2,000,000,000 (the “Existing Saturn Revolving Facility,” and, together with the Amended Revolving Facility or the Replacement Revolving Facility, as applicable, the Incremental Facility and the Asset Sale Facility, the “Surviving Revolving Facilities”), (ii) commercial paper issued by the Company or Saturn in the ordinary course of business or to provide financing for the  Merger (and commercial paper issued to refinance such outstanding commercial paper) (“Permitted CP”), (iii) the Existing LC Facility, as amended, and (iv) the existing bonds, notes and other debt issued by the Company and Saturn (collectively, clauses (i) through (iv), the “Existing Debt”) will remain outstanding and in effect without amendment after giving effect to the Merger; (f) the Company or Saturn will obtain $3,000,000,000 in cash proceeds (before fees and original issue or market discount) from either (i) the issuance of senior unsecured notes (the “Notes”) in a public offering or Rule 144A private placement or (ii) if the Company or Saturn, as the case may be, is unable to issue the full amount of the Notes at or prior to the time the Merger is consummated, a senior unsecured bridge term loan facility (the “Bridge Loan Facility”) having the terms set forth in Exhibit C; and (g) the Company or Saturn will enter into a new $3,000,000,000 senior unsecured asset sale bridge revolving credit facility (“Asset Sale Facility”) having the terms set forth in Exhibit D.  The Incremental Facility, the Bridge Loan Facility and the Asset Sale Facility are sometimes herein referred to as the “New Credit Facilities”. The New Credit Facilities together with the Amended Revolving Facility or the Replacement Revolving Facility, as applicable, are sometimes herein referred to as the “Credit Facilities”.  In lieu of drawing on the Surviving Revolving Facilities to finance the Merger and to fund working capital in the ordinary course of business, the Company and/or Saturn may issue Permitted CP.  The foregoing transactions and the other transactions contemplated by the Commitment Letter or the Exhibits attached thereto and any permanent financing entered into to finance the Merger or refinance the Credit Facilities are referred to herein collectively as the “Transactions”.  Terms not otherwise defined herein have the meaning specified in the Commitment Letter to which this Exhibit A is attached.  Set forth below is a summary of the material terms and conditions for the Incremental Facility.

Borrower:	Either the Company or Saturn, as agreed between the Borrower and the Lead Arranger (the “Borrower”).

Guarantor:
Whichever of the Company or Saturn is not the Borrower (the “Guarantor” and together with the Borrower, the “Credit Parties”) will guarantee (the “Guarantee”) the obligations of the Borrower under the Incremental Facility.  In addition, each guarantor of any other Credit Facility and of the Notes shall guarantee the Incremental Facility.

Credit Group:
“Credit Group” shall mean (a) prior to the Closing Date, the Company and its subsidiaries and (b) on and after the Closing Date, the Credit Parties and their respective subsidiaries (after giving effect to the Merger).

Purpose/Use of Proceeds:
The proceeds of the Incremental Facility may be used for general corporate purposes, including, without limitation, to fund the Transactions (including paying Transaction expenses in connection with the Merger) and backstop Permitted CP.

Sole Lead Arranger and Sole Bookrunner:	J.P. Morgan Securities Inc. (in such capacity, the “Lead Arranger”).

Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

Incremental Facility Lenders:
A syndicate of banks, financial institutions and other entities, including JPMorgan Chase Bank, N.A., selected by the Lead Arranger in accordance with the Commitment Letter (each, an “Incremental Facility Lender” and, collectively, the “Incremental Facility Lenders”).

Amount of Incremental Facility:
Up to $1.0 billion 364-day senior unsecured revolving credit facility (the “Incremental Facility”; the commitments thereunder, the “Incremental Facility Commitments”; the loans thereunder, the “Incremental Facility Loans”).

Closing Date:
The date, on or before the Outside Closing Date, on which the Merger is consummated; provided that all of the conditions precedent set forth under the heading “Conditions Precedent to Closing Date” have been satisfied (the “Closing Date”).

Availability:
Amounts available under the Incremental Facility may be borrowed, repaid and reborrowed on and after the Closing Date until the Incremental Facility Maturity Date (as defined below); provided that all of the conditions precedent set forth under the heading “Conditions Precedent to the Closing Date” shall have been satisfied on the Closing Date and “Conditions Precedent to Extensions of Credit” have been satisfied on the date of any borrowing.

Maturity:	The Incremental Facility will mature, and any outstanding Incremental Facility Commitments will terminate, 364 days after the Closing Date (the “Incremental Facility Maturity Date”).

Interest Rate and Fees:	As set forth on Annex A hereto.

Yield Protection:
Customary for credit facilities of this type, including breakage costs, gross-up for withholding, compensation for increased costs and compliance with capital adequacy and other regulatory restrictions.

Voluntary Prepayments and Commitment Reductions:

The Incremental Facility Loans may be prepaid and unused Incremental Facility Commitments may be reduced at any time in whole or in part at the election of the Borrower without premium or penalty; provided that Incremental Facility Loans bearing interest with reference to the Eurodollar Rate (as defined in Annex A) will be prepayable only on the last day of the related interest period unless the Borrower pays any related breakage costs.

Security:	The Incremental Facility and the Guarantee will be unsecured.

Representations and Warranties:

The definitive loan documents for the Incremental Facility (the “Incremental Facility Loan Documents”) will contain only the following representations and warranties (consistent with those contained in the Existing Credit Facility) by the Credit Parties (with respect to the Credit Group, with materiality or material adverse effect qualifiers determined for the Credit Group taken as a whole):

1.	Due organization; requisite power and authority;

2.	Due authorization, execution, delivery and enforceability of the Incremental Facility Loan Documents;

3.	No material conflicts;

4.	Governmental consents;

5.	Financial Statements; no Material Adverse Change (as defined in the Commitment Letter) as of the Closing Date;

6.	Absence of material litigation and investigations;

7.	Investment Company Act and margin stock matters;

8.	Compliance with laws;

9.	No Event of Default;

10.	Ownership of patents and other intellectual property;

11.	Payment of taxes;

12.	ERISA Events; and

13.	Use of Proceeds.

Covenants:	The Incremental Facility Loan Documents will contain only the following financial, affirmative and negative covenants applicable to the Credit Group:

- financial covenant:	Total debt to capitalization ratio for the Credit Group (calculated on the same basis as in the Existing Credit Facility) not to exceed 60% as of the end of any fiscal quarter.

- affirmative covenants:	the following affirmative covenants (consistent with those contained in the Existing Credit Facility):

1.	Delivery of financial statements and reports;

2.	Notice of material events;

3.	Maintenance of existence and conduct of business;

4.	Payment of tax liabilities;

5.	Maintenance of properties;

6.	Maintenance of insurance;

7.	Maintenance of books and records;

8.	Visitation rights; and

9.	Compliance with laws.

- negative covenants:	the following negative covenants:

1.	Limitations with respect to liens (baskets and exceptions to be consistent with the Existing Credit Facility); and

2.	Restrictions on mergers and other fundamental changes of the Borrower and the Guarantor consistent with the Existing Credit Facility.

Events of Default:
The Incremental Facility Loan Documents will include only the following events of default (subject to appropriate grace periods and materiality qualifiers) consistent with the Existing Credit Facility: failure to make payments when due, noncompliance with covenants, breaches of representations and warranties, defaults under other agreements or instruments of indebtedness, bankruptcy of the Borrower, the Guarantor or any significant subsidiary, judgments in excess of specified amounts, ERISA, invalidity of the Guarantee and “change of control”.

Conditions Precedent to the Closing Date:

Availability of the Incremental Facility on the Closing Date shall be conditioned upon the satisfaction of the conditions set forth in the ninth paragraph of the Commitment Letter and on Exhibit E.  In addition, availability of the Incremental Facility on the Closing Date shall be subject to the accuracy of representations and warranties on the Closing Date and the absence of any default or event of default on the Closing Date.

Conditions Precedent to Extensions of Credit:

All borrowings under the Incremental Facility will be subject to requirements relating to prior written notice of borrowing and, except for any borrowing to be made on the Closing Date (as to which the “Conditions Precedent to the Closing Date” above shall apply), the accuracy of representations and warranties (other than in respect of the absence of a material adverse change or material litigation) and the absence of any default or event of default.

Assignments and Participations:

The Incremental Facility Lenders shall be permitted to assign all or a portion of their Incremental Facility Loans and Incremental Facility Commitments with the consent, not to be unreasonably withheld, of (a) the Borrower, unless (i) the assignee is a Incremental Facility Lender, an affiliate of a Incremental Facility Lender or an approved fund or (ii) an event of default has occurred and is continuing and (b) the Administrative Agent.  In the case of partial assignments (other than to another Incremental Facility Lender, an affiliate of a Incremental Facility Lender or an approved fund), the minimum assignment amount shall be $10,000,000 (or integral multiple of $1,000,000 in excess thereof), in each case unless otherwise agreed by the Borrower and the Administrative Agent.  The Administrative Agent shall receive a processing and recordation fee of $3,500 in connection with all assignments.  The Incremental Facility Lenders shall also be permitted to sell participations in their Incremental Facility Loans.  Participants shall have the same benefits as the selling Incremental Facility Lenders with respect to yield protection and increased cost provisions subject to customary limitations.  Voting rights of participants shall be subject to customary limitations.

Requisite Incremental Facility Lenders:

Amendments and waivers with respect to the Incremental Facility Loan Documents shall require the approval of Incremental Facility Lenders holding more than 50% of the aggregate amount of the Incremental Facility Commitments, except that (a) the consent of each Incremental Facility Lender directly affected thereby shall be required with respect to (i) reductions in the amount or extensions of the final maturity of any Incremental Facility Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof and (iii) increases in the amount or extensions of the expiry date of any Incremental Facility Lender’s Incremental Facility Commitment and (b) the consent of 100% of the Incremental Facility Lenders shall be required with respect to (i) reductions of any of the voting percentages or modifications to amendment or pro rata sharing provisions and (ii) any release of the Guarantee.

The Incremental Facility Loan Documents shall contain customary provisions for replacing non-consenting Lenders in connection with amendments and waivers requiring the consent of all relevant Lenders or of all relevant Lenders directly affected thereby, so long as relevant Lenders holding at least 50% of the aggregate amount of the loans and commitments under the Incremental Facility Loan Documents have consented thereto.

The Incremental Facility Loan Documents shall contain customary provisions relating to “defaulting” Lenders (including provisions relating to the suspension of the voting rights, rights to receive facility fees, and the termination or assignment of commitments of such Lenders).

Taxes:
The Incremental Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever. Incremental Facility Lenders will furnish to the Administrative Agent appropriate certificates or other evidence of exemption from U.S. federal tax withholding.

Indemnity:
The Incremental Facility will provide customary and appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Lead Arranger, the Administrative Agent and the Incremental Facility Lenders.

Governing Law and Jurisdiction:

The Incremental Facility will provide that the Borrower, the Guarantor, the Administrative Agent and the Incremental Facility Lenders will submit to the non-exclusive jurisdiction and venue of the federal and state courts of the State of New York and will waive any right to trial by jury. New York law will govern the Incremental Facility Loan Documents.

Counsel to Lead Arranger and Administrative Agent:	Davis Polk & Wardwell.

EXHIBIT A
ANNEX A

Interest Rate and Fees

Interest Rate Options:
The Borrower may elect that the Incremental Facility Loans comprising each borrowing bear interest at a rate per annum equal to (a) the Base Rate plus the Applicable Margin or (b) the Eurodollar Rate plus the Applicable Margin.

As used herein:

“Applicable Margin” has the meaning set forth in Annex A-1.

“Base Rate” means the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the “Prime Rate”), (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the one-month adjusted London interbank offered rate plus 1%.

“Eurodollar Rate” means the rate (adjusted for any statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits having a maturity closest to the applicable interest period appearing on Page 3750 of the Telerate screen.

Interest Payment Dates:	In the case of Incremental Facility Loans bearing interest based upon the Base Rate (“Base Rate Incremental Facility Loans”), quarterly in arrears.

In the case of Incremental Facility Loans bearing interest based upon the Eurodollar Rate (“Eurodollar Incremental Facility Loans”) on the last day of each relevant interest period (which will be one, two, three or six months) and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Facility Fees:	The Borrower shall pay facility fees as described in Annex A-1.

Default Rate:
At any time when the Borrower is in default in the payment of any amount of principal due under the Incremental Facility, the overdue amount shall bear interest at 2% above the rate otherwise applicable thereto.  Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to Base Rate Incremental Facility Loans.

Rate and Fee Basis:
All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of Base Rate Incremental Facility Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

EXHIBIT A
ANNEX A-1

1. Applicable Margin

“Applicable Margin” means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Credit Ratings (as defined below) in effect at the time.

	Level I		Level II		Level III		Level IV		Level V
Credit Ratings	AA+/Aa1 or higher		AA/Aa2		AA-/Aa3		A+/A1		A/A2 or lower
	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate
Closing Date until 3-month anniversary thereof	2.00%	1.00%	2.20%	1.20%	2.375%	1.375%	2.50%	1.50%	2.75%	1.75%
3-month anniversary of Closing Date until 6-month anniversary thereof	2.50%	1.50%	2.70%	1.70%	2.875%	1.875%	3.00%	2.00%	3.25%	2.25%
6-month anniversary of Closing Date until 9-month anniversary thereof	3.00%	2.00%	3.20%	2.20%	3.375%	2.375%	3.50%	2.50%	3.75%	2.75%
9-month anniversary of Closing Date until 12-month anniversary thereof	3.50%	2.50%	3.70%	2.70%	3.875%	2.875%	4.00%	3.00%	4.25%	3.25%

For purposes of determining the Applicable Margin, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Credit Rating. Following repayment in full of the Bridge Loan Facility, the Applicable Margin for the Incremental Facility will be the percentage per annum set forth above for the Closing Date under the applicable type of Incremental Facility Loan opposite the Credit Rating in effect at the time.

“Credit Ratings” means (a) the senior unsecured debt credit rating of the Borrower from Moody’s and (b) the long term issuer credit rating of the Borrower from S&P.

2. Facility Fee

The Borrower shall pay a fee (the “Facility Fee”) quarterly in arrears calculated on a per annum basis, for the ratable benefit of each Incremental Facility Lender from the execution and delivery of the Incremental Facility credit agreement to the Incremental Facility Maturity Date on the aggregate amount of the Incremental Facility Commitments (whether used or unused) as set forth below.

	Level I	Level II	Level III	Level IV	Level V
Credit Ratings	AA+/Aa1 or higher	AA/Aa2	AA-/Aa3	A+/A1	A/A2 or lower
Facility Fee	0.25%	0.30%	0.375%	0.50%	0.50%

For purposes of determining the Facility Fee, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Facility Fee shall be the Level below the Level corresponding to such higher Credit Rating.

EXHIBIT B

PROJECT SOLAR

Summary of the Amendment

Set forth below is a summary of the material terms and conditions of the Amendment to the Existing Credit Facility to be entered into in connection with the Transactions.  Capitalized terms used but not defined herein shall have the meanings set forth in the introductory paragraph to Exhibit A.

Additional Guarantor:
Saturn will guarantee the obligations of the Borrower under the Amended Revolving Facility.  In addition, each guarantor of any other Credit Facility and of the Notes shall guarantee the Amended Revolving Facility.

Amendment Effective Date:
The amendment shall become effective on the date, on or before the Outside Closing Date, on which the Merger is consummated; provided that all of the conditions precedent set forth in the ninth paragraph of the Commitment Letter and in Exhibit E have been satisfied (the “Amendment Effective Date”).

Interest Rates and Fees:	Definition of “Applicable Margin” shall be modified as set forth in Annex A.

Facility fees payable under the Amended Revolving Facility shall be modified as set forth in Annex A.

Definition of “Base Rate” shall be modified to mean the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the one-month adjusted London interbank offered rate plus 1%.

Financial Covenant:	Same as Incremental Facility.

Change in Control:	Definition of Change in Control shall be modified to permit the Transactions.

EXHIBIT B
ANNEX A

1. Applicable Margin

“Applicable Margin” means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Credit Ratings (as defined below) in effect at the time.

	Level I		Level II		Level III		Level IV		Level V
Credit Ratings	AA+/Aa1 or higher		AA/Aa2		AA-/Aa3		A+/A1		A/A2 or lower
	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate
Closing Date until 3-month anniversary thereof	2.00%	1.00%	2.20%	1.20%	2.375%	1.375%	2.50%	1.50%	2.75%	1.75%
3-month anniversary of Closing Date until 6-month anniversary thereof	2.50%	1.50%	2.70%	1.70%	2.875%	1.875%	3.00%	2.00%	3.25%	2.25%
6-month anniversary of Closing Date until 9-month anniversary thereof	3.00%	2.00%	3.20%	2.20%	3.375%	2.375%	3.50%	2.50%	3.75%	2.75%
9-month anniversary of Closing Date until 12-month anniversary thereof	3.50%	2.50%	3.70%	2.70%	3.875%	2.875%	4.00%	3.00%	4.25%	3.25%

For purposes of determining the Applicable Margin, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Credit Rating. Following repayment in full of the Bridge Loan Facility, the Applicable Margin for the Amended Revolving Facility will be the percentage per annum set forth above for the Closing Date under the applicable type of loan opposite the Credit Rating in effect at the time.

“Credit Ratings” means (a) the senior unsecured debt credit rating of the Borrower from Moody’s and (b) the long term issuer credit rating of the Borrower from S&P.

2. Facility Fee

The Borrower shall pay a fee (the “Facility Fee”) quarterly in arrears calculated on a per annum basis, for the ratable benefit of each lender under the Amended Revolving Facility from the Amendment Effective Date to the maturity date of the Amended Revolving Facility on the aggregate amount of the commitments under the Amended Revolving Facility (whether used or unused) as set forth below.

	Level I	Level II	Level III	Level IV	Level V
Credit Ratings	AA+/Aa1 or higher	AA/Aa2	AA-/Aa3	A+/A1	A/A2 or lower
Facility Fee	0.25%	0.30%	0.375%	0.50%	0.50%

For purposes of determining the Facility Fee, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Facility Fee shall be the Level below the Level corresponding to such higher Credit Rating.

EXHIBIT C

PROJECT SOLAR

Summary of the Bridge Loan Facility

Set forth below is a summary of the material terms and conditions for the Bridge Loan Facility.  Capitalized terms used but not defined herein shall have the meanings set forth in the introductory paragraph of Exhibit A.

Borrower:	Either the Company or Saturn, as agreed between the Borrower and the Lead Arranger (the “Borrower”).

Guarantor:
Whichever of the Company or Saturn is not the Borrower (the “Guarantor” and together with the Borrower, the “Credit Parties”) will guarantee (the “Guarantee”) the obligations of the Borrower under the Bridge Loan Facility.  In addition, (x) the Borrower may designate, in its sole discretion, additional subsidiaries that will guarantee the obligations of the Borrower under the Bridge Loan Facility by acceding to the Guarantee and (y) each guarantor of any other Credit Facility and of the Notes shall guarantee the Bridge Loan Facility.

Credit Group:
“Credit Group” shall mean (a) prior to the Closing Date, the Company and its subsidiaries and (b) on and after the Closing Date, the Credit Parties and their respective subsidiaries (after giving effect to the Merger).

Purpose/Use of Proceeds:	The proceeds of the Bridge Loan Facility will be used to fund, in part, the Transactions (including paying Transaction expenses in connection with the Merger).

Sole Lead Arranger and Sole Bookrunner:	J.P.Morgan Securities Inc. (in such capacity, the “Lead Arranger”).

Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

Bridge Loan Lenders:
A syndicate of banks, financial institutions and other entities, including JPMorgan Chase Bank, N.A., selected by the Lead Arranger in accordance with the Commitment Letter (each, a “Bridge Loan Lender” and, collectively, the “Bridge Loan Lenders”).

Amount of Bridge Term Facility:

Up to $3.0 billion 364-day unsecured term bridge facility (the “Bridge Loan Facility”; the commitments thereunder, the “Bridge Loan Commitments”; loans thereunder, the “Bridge Loans”), subject to reductions as set forth under the heading “Mandatory Prepayments and Commitment Reductions”.

Closing Date:
The date, on or before the Outside Closing Date, on which the Merger shall be consummated; provided that all of the conditions precedent set forth under the heading “Conditions Precedent” have been satisfied (the “Closing Date”).

Availability:	Amounts available under the Bridge Loan Facility shall be borrowed in a single draw on the Closing Date.

Funding Date:	The date on which borrowings under the Bridge Loan Facility are made (the “Funding Date”).

Maturity:	The Bridge Loan Facility will mature 364 days after the Funding Date (the “Bridge Loan Maturity Date”).

Amortization:	No amortization will be required with respect to the Bridge Loan Facility.

Interest Rate and Fees:	As set forth on Annex A hereto.

Yield Protection:
Customary for credit facilities of this type, including breakage costs, gross-up for withholding, compensation for increased costs and compliance with capital adequacy and other regulatory restrictions.

Voluntary Prepayments and Commitment Reductions:

Prior to the Funding Date, commitments under the Bridge Loan Facility may be reduced in whole or in part at the election of the Borrower without premium or penalty. Following the Funding Date, the Bridge Loan Facility may be prepaid in whole or in part at the election of the Borrower without premium or penalty; provided that Bridge Loans bearing interest with reference to the Eurodollar Rate (as defined in Annex A) will be prepayable only on the last day of the related interest period unless the Borrower pays any related breakage costs.

Mandatory Prepayments and Commitment Reductions:
The following mandatory prepayments (or, prior to the Funding Date, commitment reductions) will be required under the Bridge Loan Facility (subject to certain exceptions and basket amounts to be negotiated in the applicable definitive loan documents for the Bridge Loan Facility (the “Bridge Loan Documents”)):

1.
Asset Sales: Following payment in full of, and termination of the commitments under, the Asset Sale Facility, prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds of the sale or other disposition of any property or assets of the Credit Group (including the receipt of insurance and/or condemnation proceeds to the extent not used or committed to be used for the restoration or repair of assets giving rise to the receipt of such proceeds within 180 days thereof), subject to certain exceptions for sales in the ordinary course of business, certain foreign asset sales and other exceptions to be agreed, including an exception for up to $250,000,000 of net cash proceeds of asset sales consummated from the date of the Commitment Letter through the date of execution and delivery of the credit agreement for the Bridge Loan Facility.

2.
Equity Offerings: Prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds received from the issuance of equity interests of the Credit Group (other than any issuance of equity interests constituting consideration for the Merger, the issuance of equity pursuant to employee stock plans and other similar arrangements to be agreed and other exceptions to be agreed).

3.
Incurrence of Indebtedness: Prepayments or reductions in commitments, as applicable, in an amount equal to 100% of the net cash proceeds received from the incurrence of indebtedness by the Credit Group (other than (a) borrowings under the Surviving Revolving Facilities, (b) Permitted CP, (c) prior to the Closing Date, indebtedness permitted to be incurred by Saturn pursuant to the Merger Agreement (excluding the Saturn Financing Arrangements (defined below)), (d) indebtedness in an aggregate principal amount not exceeding $250,000,000 incurred from the date of the Commitment Letter through the date of execution and delivery of the credit agreement for the Bridge Loan Facility and (e) certain foreign, ordinary course and other indebtedness to be agreed).  For the purpose of the foregoing, incurrence of indebtedness by the Credit Group shall include incurrence of indebtedness by Saturn pursuant to the Financing Arrangements at the request of the Company as contemplated by Section 5.1(xii) of the Merger Agreement (other than indebtedness in respect of the Credit Facilities) (the “Saturn Financing Arrangements”).

Security:	The Bridge Loan Facility and the Guarantee will be unsecured.

Representations and Warranties:

The Bridge Loan Documents will contain only the following representations and warranties (consistent, to the extent contained therein, with those contained in the Existing Credit Facility) by the Credit Parties (with respect to the Credit Group, with materiality or material adverse effect qualifiers determined for the Credit Group taken as a whole):

1.	Due organization; requisite power and authority;

2.	Due authorization, execution, delivery and enforceability of the Bridge Loan Documents;

3.	No material conflicts;

4.	Governmental consents;

5.	Financial Statements; no Material Adverse Change (as defined in the Commitment Letter) as of the Closing Date;

6.	Absence of material litigation and investigations;

7.	Investment Company Act and margin stock matters;

8.	Compliance with laws;

9.	No Event of Default;

10.	Ownership of patents and other intellectual property;

11.	Payment of taxes;

12.	ERISA Events; and

13.	Use of Proceeds.

Covenants:
The Bridge Loan Documents will contain only the following financial, affirmative and negative covenants applicable to the Credit Group (which (a) to the extent also included in the Incremental Facility, shall be consistent therewith and (b) otherwise, shall be customary for financings of this type giving due regard to current market conditions and applicable credit ratings), subject to appropriate exceptions, “baskets” and materiality qualifiers, including those specifically enumerated below:

- financial covenant:	Total debt to capitalization ratio for the Credit Group (calculated on the same basis as in the Existing Credit Facility) not to exceed 60% as of the end of any fiscal quarter.

- affirmative covenants:	the following affirmative covenants:

1.	Delivery of financial statements and reports;

2.	Notice of material events;

3.	Maintenance of existence and conduct of business;

4.	Payment of tax liabilities;

5.	Maintenance of properties;

6.	Maintenance of insurance;

7.	Maintenance of books and records;

8.	Visitation rights;

9.	Compliance with laws;

10.	Maintenance of corporate credit ratings; and

11.	Use of proceeds.

- negative covenants:	the following negative covenants:

1.	Limitations with respect to non-Guarantor indebtedness;

2.	Limitations with respect to liens;

3.
Limitations on dividends and share repurchases (except that Saturn may pay ordinary cash dividends economically equivalent (on a per share basis, giving effect to the Merger) to the ordinary cash dividends historically paid by the Company prior to the Closing Date);

4.	Restrictions on subsidiary distributions and negative pledges;

5.
Restrictions on investments (except that Saturn may make permitted acquisitions in an aggregate amount not to exceed $3,000,000,000, of which not more than $1,250,000,000 may be with respect to the acquisition of domestic subsidiaries and/or businesses);

6.	Restrictions on transactions with affiliates; and

7.	Restrictions on mergers and other fundamental changes of the Borrower and the Guarantor consistent with the Incremental Facility.

Events of Default:
The Bridge Loan Documents will include only the following events of default (subject to appropriate grace periods and materiality qualifiers to be agreed) consistent with those in the Incremental Facility: failure to make payments when due, defaults under other agreements or instruments of indebtedness, noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments in excess of specified amounts, ERISA, invalidity of the Guarantee and “change of control”.

Conditions Precedent:
Availability of the Bridge Loan Facility shall be conditioned upon the satisfaction of the conditions set forth in the ninth paragraph of the Commitment Letter and on Exhibit E.  In addition, the borrowing under the Bridge Loan Facility will be subject to requirements relating to prior written notice of borrowing, the accuracy of representations and warranties on the Closing Date and the absence of any default or event of default on the Closing Date.

Assignments and Participations:

The Bridge Loan Lenders shall be permitted to assign all or a portion of their Bridge Loans and Bridge Loan Commitments with the consent, not to be unreasonably withheld, of (a) the Borrower, unless (i) the assignee is a Bridge Loan Lender, an affiliate of a Bridge Loan Lender or an approved fund or (ii) an event of default has occurred and is continuing and (b) the Administrative Agent.  In the case of partial assignments (other than to another Bridge Loan Lender, an affiliate of a Bridge Loan Lender or an approved fund), the minimum assignment amount shall be $10,000,000 (or integral multiple of $1,000,000 in excess thereof), in each case unless otherwise agreed by the Borrower and the Administrative Agent.  The Administrative Agent shall receive a processing and recordation fee of $3,500 in connection with all assignments.  The Bridge Loan Lenders shall also be permitted to sell participations in their Bridge Loans.  Participants shall have the same benefits as the selling Bridge Loan Lenders with respect to yield protection and increased cost provisions subject to customary limitations.  Voting rights of participants shall be subject to customary limitations.

Requisite Bridge Loan Lenders:
Amendments and waivers with respect to the Bridge Loan Documents shall require the approval of Bridge Loan Lenders holding more than 50% of the aggregate amount of the Bridge Loan Commitments (or, if the Funding Date shall have occurred, the Bridge Loans) except that (a) the consent of each Bridge Loan Lender directly affected thereby shall be required with respect to (i) reductions in the amount or extensions of the final maturity of any Bridge Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof and (iii) increases in the amount or extensions of the expiry date of any Bridge Loan Lender’s Bridge Loan Commitment and (b) the consent of 100% of the Bridge Loan Lenders shall be required with respect to (i) reductions of any of the voting percentages or modifications to amendment or pro rata sharing provisions and (ii) any release of the Guarantee.

The Bridge Loan Documents shall contain customary provisions for replacing non-consenting Lenders in connection with amendments and waivers requiring the consent of all relevant Lenders or of all relevant Lenders directly affected thereby so long as relevant Lenders holding at least 50% of the aggregate amount of the loans and commitments under the Bridge Loan Documents have consented thereto.

The Bridge Loan Documents shall contain customary provisions relating to “defaulting” Lenders (including provisions relating to the suspension of the voting rights, rights to receive facility fees, and the termination or assignment of commitments of such Lenders).

Taxes:
The Bridge Loan Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever. Bridge Loan Lenders will furnish to the Administrative Agent appropriate certificates or other evidence of exemption from U.S. federal tax withholding.

Indemnity:
The Bridge Loan Facility will provide customary and appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Lead Arranger, the Administrative Agent and the Bridge Loan Lenders.

Governing Law and Jurisdiction:
The Bridge Loan Facility will provide that the Borrower, the Guarantor, the Administrative Agent and the Bridge Loan Lenders will submit to the non-exclusive jurisdiction and venue of the federal and state courts of the State of New York and will waive any right to trial by jury. New York law will govern the Bridge Loan Documents.

Counsel to Joint Lead Arrangers and Administrative Agent:	Davis Polk & Wardwell.

EXHIBIT C
ANNEX A

Interest Rate and Fees

Interest Rate Options:
The Borrower may elect that the Bridge Loans comprising each borrowing bear interest at a rate per annum equal to (a) the Base Rate plus the Applicable Margin or (b) the Eurodollar Rate plus the Applicable Margin.

As used herein:

“Applicable Margin” has the meaning set forth in Annex A-1.

“Base Rate” means the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the “Prime Rate”), (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the one month adjusted London interbank offered rate plus 1%.

“Eurodollar Rate” means the rate (adjusted for any statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits having a maturity closest to the applicable interest period appearing on Page 3750 of the Telerate screen.

Interest Payment Dates:	In the case of Bridge Loans bearing interest based upon the Base Rate (“Base Rate Bridge Loans”), quarterly in arrears.

In the case of Bridge Loans bearing interest based upon the Eurodollar Rate (“Eurodollar Bridge Loans”) on the last day of each relevant interest period (which will be one, two, three or six months) and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Fees:	The Borrower shall pay duration fees as described in Annex A-1.

Default Rate:
At any time when the Borrower is in default in the payment of any amount of principal due under the Bridge Loan Facility, the overdue amount shall bear interest at 2% above the rate otherwise applicable thereto.  Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to Base Rate Bridge Loans.

Rate and Fee Basis:
All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of Base Rate Bridge Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

EXHIBIT C
ANNEX A-1

1.  Applicable Margin

“Applicable Margin” means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Credit Ratings (as defined below) in effect at the time.

	Level I		Level II		Level III		Level IV		Level V
Credit Ratings	AA+/Aa1 or higher		AA/Aa2		AA-/Aa3		A+/A1		A/A2 or lower
	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate
Funding Date until 3-month anniversary thereof	2.25%	1.25%	2.50%	1.50%	2.75%	1.75%	3.00%	2.00%	3.25%	2.25%
3-month anniversary of Funding Date until 6-month anniversary thereof	2.75%	1.75%	3.00%	2.00%	3.25%	2.25%	3.50%	2.50%	3.75%	2.75%
6-month anniversary of Funding Date until 9-month anniversary thereof	3.25%	2.25%	3.50%	2.50%	3.75%	2.75%	4.00%	3.00%	4.25%	3.25%
9-month anniversary of Funding Date until 12-month anniversary thereof	3.75%	2.75%	4.00%	3.00%	4.25%	3.25%	4.50%	3.50%	4.75%	3.75%

For purposes of determining the Applicable Margin, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Credit Rating.

“Credit Ratings” means (a) the senior unsecured debt credit rating of the Borrower from Moody’s and (b) the long term issuer credit rating of the Borrower from S&P.

2. Undrawn Commitment Fee

The Borrower shall pay a fee (the “Undrawn Commitment Fee”) quarterly in arrears calculated on a per annum basis, for the ratable benefit of each Bridge Loan Lender from the date of execution and delivery of the Bridge Loan Facility to the Bridge Loan Maturity Date on the unused Bridge Loan Commitments as set forth below.

	Level I	Level II	Level III	Level IV	Level V
Credit Ratings	AA+/Aa1 or higher	AA/Aa2	AA-/Aa3	A+/A1	A/A2 or lower
Facility Fee	0.25%	0.30%	0.375%	0.50%	0.50%

For purposes of determining the Undrawn Commitment  Fee, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Undrawn Commitment Fee shall be the Level below the Level corresponding to such higher Credit Rating.

3.  Duration Fee

The Borrower shall pay a fee (the “Duration Fee”) for the ratable benefit of each Bridge Loan Lender, on the dates set forth below, equal to the percentage (the “Applicable Duration Fee Percentage”) of the aggregate outstanding principal amount of Bridge Loans on such date set forth below:

Outstanding Principal Amount	90 Days after the Funding Date	180 Days after the Funding Date	270 days after the Funding Date
Duration Fee	0.75%	1.25%	1.75%

EXHIBIT D

PROJECT SOLAR

Summary of the Asset Sale Facility

Set forth below is a summary of the material terms and conditions for the Asset Sale Facility.  Capitalized terms used but not defined herein shall have the meanings set forth in the introductory paragraph of Exhibit A.

Borrower:	Either the Company or Saturn, as agreed between the Borrower and the Lead Arranger (the “Borrower”).

Guarantor:
Whichever of the Company and Saturn is not the Borrower (the “Guarantor” and together with the Borrower, the “Credit Parties”) will guarantee (the “Guarantee”) the obligations of the Borrower under the Asset Sale Facility.  In addition, (x) the Borrower may designate, in its sole discretion, additional subsidiaries that will guarantee the obligations of the Borrower under the Asset Sale Facility by acceding to the Guarantee and (y) each guarantor of any other Credit Facility and of the Notes shall guarantee the Asset Sale Facility.

Credit Group:
“Credit Group” shall mean (a) prior to the Closing Date, the Company and its subsidiaries and (b) on and after the Closing Date, the Credit Parties and their respective subsidiaries (after giving effect to the Merger).

Purpose/Use of Proceeds:
The proceeds of the Asset Sale Facility may be used for general corporate purposes, including, without limitation, to fund in part the Transactions (including paying Transaction expenses in connection with the Merger) and backstop Permitted CP.

Sole Lead Arranger and Sole Bookrunner:	J.P.Morgan Securities Inc. (in such capacity, the “Lead Arranger”).

Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

Asset Sale Facility Lenders:
A syndicate of banks, financial institutions and other entities, including JPMorgan Chase Bank, N.A., selected by the Lead Arranger in accordance with the Commitment Letter (each, an “Asset Sale Facility Lender” and, collectively, the “Asset Sale Facility Lenders”).

Amount of Asset Sale Facility:
Up to $3.0 billion 364-day unsecured revolving bridge facility (the “Asset Sale Facility”; the commitments thereunder, the “Asset Sale Facility Commitments”; loans thereunder, the “Asset Sale Facility Loans”) subject to reductions as set forth under the heading “Mandatory Prepayments and Commitment Reductions”.

Closing Date:
The date, on or before the Outside Closing Date, on which the Merger shall be consummated; provided that all of the conditions precedent set forth under the heading “Conditions Precedent” have been satisfied (the “Closing Date”).

Availability:
Amounts available under the Asset Sale Facility may be borrowed, repaid and reborrowed on and after the Closing Date until the Asset Sale Facility Maturity Date (as defined below); provided that all of the applicable conditions precedent set forth under the heading “Conditions Precedent to the Closing Date” shall have been satisfied on the Closing Date and “Conditions Precedent to Extensions of Credit” have been satisfied on the date of any borrowing.

Maturity:	The Asset Sale Facility will mature, and any outstanding Asset Sale Facility Commitments will terminate, 364 days after the Closing Date (the “Asset Sale Facility Maturity Date”).

Amortization:	No amortization will be required with respect to the Asset Sale Facility.

Interest Rate and Fees:	As set forth on Annex A hereto.

Yield Protection:
Customary for credit facilities of this type, including breakage costs, gross-up for withholding, compensation for increased costs and compliance with capital adequacy and other regulatory restrictions.

Voluntary Prepayments and Commitment Reductions:

The Asset Sale Facility Loans may be prepaid and unused Asset Sale Facility Commitments may be reduced at any time in whole or in part at the election of the Borrower without premium or penalty; provided that Asset Sale Facility Loans bearing interest with reference to the Eurodollar Rate (as defined in Annex A) will be prepayable only on the last day of the related interest period unless the Borrower pays any related breakage costs.

Mandatory Prepayments and Commitment Reductions:

The following mandatory commitment reductions will be required under the Asset Sale Facility (subject to certain exceptions and basket amounts to be negotiated in the applicable definitive loan documents for the Asset Sale Facility (the “Asset Sale Facility Loan Documents”)):

1.
Asset Sales: Reductions in commitments in an amount equal to 100% of the net cash proceeds of the sale or other disposition of any property or assets of the Credit Group (including the receipt of insurance and/or condemnation proceeds to the extent not used or committed to be used for the restoration or repair of assets giving rise to the receipt of such proceeds within 180 days thereof), subject to certain exceptions for sales in the ordinary course of business, certain foreign asset sales and other exceptions to be agreed, including an exception for up to $250,000,000 of net cash proceeds of asset sales consummated from the date of the Commitment Letter through the date of execution and delivery of the credit agreement for the Asset Sale Facility.

2.
Equity Offerings: Following payment in full of, and termination of the commitments under, the Bridge Loan Facility, reductions in commitments in an amount equal to 100% of the net cash proceeds received from the issuance of equity interests of the Credit Group (other than any issuance of equity interests constituting consideration for the Merger, the issuance of equity pursuant to employee stock plans and other similar arrangements to be agreed and other exceptions to be agreed).

3.
Incurrence of Indebtedness: Following payment in full of, and termination of the commitments under, the Bridge Loan Facility, reductions in commitments in an amount equal to 50% of the net cash proceeds (to the extent in excess of $500,000,000 in the aggregate) received from the incurrence of indebtedness by the Credit Group (other than (a) borrowings under the Surviving Revolving Facilities, (b) Permitted CP, (c) prior to the Closing Date, indebtedness permitted to be incurred by Saturn pursuant to the Merger Agreement (excluding the Saturn Financing Arrangements (defined below)), (d) indebtedness in an aggregate principal amount not exceeding $250,000,000 incurred from the date of the Commitment Letter through the date of execution and delivery of the credit agreement for the Asset Sale Facility and (e) certain foreign, ordinary course and other indebtedness to be agreed).  For the purpose of the foregoing, incurrence of indebtedness by the Credit Group shall include incurrence of indebtedness by Saturn pursuant to the Financing Arrangements at the request of the Company as contemplated by Section 5.1(xii) of the Merger Agreement (other than indebtedness in respect of the Credit Facilities) (the “Saturn Financing Arrangements”).

In the event that, following any reduction in commitment set forth above, the aggregate outstanding principal amount of the Asset Sale Facility Loans shall exceed the Asset Sale Facility Commitment, the Asset Sale Facility Loans shall be prepaid in an amount equal to such excess.

Security:	The Asset Sale Facility and the Guarantee will be unsecured.

Representations and Warranties:

The Asset Sale Facility Loan Documents will contain only the following representations and warranties (consistent, to the extent contained therein, with those contained in the Existing Credit Facility) by the Credit Parties (with respect to the Credit Group, with materiality or material adverse effect qualifiers determined for the Credit Group taken as a whole):

1.	Due organization; requisite power and authority;

2.	Due authorization, execution, delivery and enforceability of the Asset Sale Facility Loan Documents;

3.	No material conflicts;

4.	Governmental consents;

5.	Financial Statements; no Material Adverse Change (as defined in the Commitment Letter) as of the Closing Date;

6.	Absence of material litigation and investigations;

7.	Investment Company Act and margin stock matters;

8.	Compliance with laws;

9.	No Event of Default;

10.	Ownership of patents and other intellectual property;

11.	Payment of taxes;

12.	ERISA Events; and

13.	Use of Proceeds.

Covenants:
The Asset Sale Facility Loan Documents will contain only the following financial, affirmative and negative covenants applicable to the Credit Group which shall (a) to the extent also included in the Incremental Facility, shall be consistent therewith and (b) otherwise, shall be customary for financings of this type giving due regard to current market conditions and applicable credit ratings, subject to appropriate exceptions, “baskets” and materiality qualifiers, including those specifically enumerated below:

- financial covenant:	Total debt to capitalization ratio for the Credit Group (calculated on the same basis as in the Existing Credit Facility) not to exceed 60% as of the end of any fiscal quarter.

- affirmative covenants:	the following affirmative covenants:

1.	Delivery of financial statements and reports;

2.	Notice of material events;

3.	Maintenance of existence and conduct of business;

4.	Payment of tax liabilities;

5.	Maintenance of properties;

6.	Maintenance of insurance;

7.	Maintenance of books and records;

8.	Visitation rights;

9.	Compliance with laws;

10.	Maintenance of corporate credit ratings; and

11.	Use of proceeds.

- negative covenants:	the following negative covenants:

1.	Limitations with respect to liens (baskets and exceptions to be consistent with the Existing Credit Facility); and

2.	Restrictions on mergers and other fundamental changes of the Borrower and the Guarantor consistent with the Existing Credit Facility.

Events of Default:
The Asset Sale Facility Loan Documents will include only the following events of default (subject to appropriate grace periods and materiality qualifiers to be agreed) consistent with those in the Incremental Facility: failure to make payments when due, defaults under other agreements or instruments of indebtedness, noncompliance with covenants, breaches of representations and warranties, bankruptcy, judgments in excess of specified amounts, ERISA, invalidity of the Guarantee and “change of control”.

Conditions Precedent to the Closing Date:

Availability of the Asset Sale Facility on the Closing Date shall be conditioned upon the satisfaction of the conditions set forth in the ninth paragraph of the Commitment Letter and on Exhibit E.  In addition, availability of the Asset Sale Facility shall be subject to the accuracy of representations and warranties on the Closing Date and the absence of any default or event of default on the Closing Date.

Conditions Precedent to Extensions of Credit:

All borrowings under the Asset Sale Facility will be subject to requirements relating to prior written notice of borrowing and, except for any borrowing to be made on the Closing Date (as to which “Conditions Precedent to the Closing Date” above shall apply), the accuracy of representations and warranties (other than in respect of the absence of a material adverse change or material litigation) and the absence of any default or event of default.

Assignments and Participations:

The Asset Sale Facility Lenders shall be permitted to assign all or a portion of their Asset Sale Facility Loans and Asset Sale Facility Commitments with the consent, not to be unreasonably withheld, of (a) the Borrower, unless (i) the assignee is a Asset Sale Facility Lender, an affiliate of a Asset Sale Facility Lender or an approved fund or (ii) an event of default has occurred and is continuing and (b) the Administrative Agent.  In the case of partial assignments (other than to another Asset Sale Facility Lender, an affiliate of a Asset Sale Facility Lender or an approved fund), the minimum assignment amount shall be $10,000,000 (or integral multiple of $1,000,000 in excess thereof), in each case unless otherwise agreed by the Borrower and the Administrative Agent.  The Administrative Agent shall receive a processing and recordation fee of $3,500 in connection with all assignments.  The Asset Sale Facility Lenders shall also be permitted to sell participations in their Asset Sale Facility Loans.  Participants shall have the same benefits as the selling Asset Sale Facility Lenders with respect to yield protection and increased cost provisions subject to customary limitations.  Voting rights of participants shall be subject to customary limitations.

Requisite Asset Sale Facility Lenders:

Amendments and waivers with respect to the Asset Sale Facility Loan Documents shall require the approval of Asset Sale Facility Lenders holding more than 50% of the aggregate amount of the Asset Sale Facility Commitments (or, if the Closing Date shall have occurred, the Asset Sale Facility Loans) except that (a) the consent of each Asset Sale Facility Lender directly affected thereby shall be required with respect to (i) reductions in the amount or extensions of the final maturity of any Asset Sale Facility Loan, (ii) reductions in the rate of interest or any fee or extensions of any due date thereof and (iii) increases in the amount or extensions of the expiry date of any Asset Sale Facility Lender’s Asset Sale Facility Commitment and (b) the consent of 100% of the Asset Sale Facility Lenders shall be required with respect to (i) reductions of any of the voting percentages or modifications to amendment or pro rata sharing provisions and (ii) any release of the Guarantee.

The Asset Sale Facility Loan Documents shall contain customary provisions for replacing non-consenting Lenders in connection with amendments and waivers requiring the consent of all relevant Lenders or of all relevant Lenders directly affected thereby so long as relevant Lenders holding at least 50% of the aggregate amount of the loans and commitments under the Asset Sale Facility Loan Documents have consented thereto.

The Asset Sale Facility Loan Documents shall contain customary provisions relating to “defaulting” Lenders (including provisions relating to the suspension of the voting rights, rights to receive facility fees, and the termination or assignment of commitments of such Lenders).

Taxes:
The Asset Sale Facility will provide that all payments are to be made free and clear of any taxes (other than franchise taxes and taxes on overall net income), imposts, assessments, withholdings or other deductions whatsoever. Asset Sale Facility Lenders will furnish to the Administrative Agent appropriate certificates or other evidence of exemption from U.S. federal tax withholding.

Indemnity:
The Asset Sale Facility will provide customary and appropriate provisions relating to indemnity and related matters in a form reasonably satisfactory to the Lead Arranger, the Administrative Agent and the Asset Sale Facility Lenders.

Governing Law and Jurisdiction:

The Asset Sale Facility will provide that the Borrower, the Guarantor, the Administrative Agent and the Asset Sale Facility Lenders will submit to the non-exclusive jurisdiction and venue of the federal and state courts of the State of New York and will waive any right to trial by jury. New York law will govern the Asset Sale Facility Loan Documents.

Counsel to Lead Arranger and Administrative Agent:	Davis Polk & Wardwell.

EXHIBIT D
ANNEX A

Interest Rate and Fees

Interest Rate Options:
The Borrower may elect that the Asset Sale Facility Loans comprising each borrowing bear interest at a rate per annum equal to (a) the Base Rate plus the Applicable Margin or (b) the Eurodollar Rate plus the Applicable Margin.

As used herein:

“Applicable Margin” has the meaning set forth in Annex A-1.

“Base Rate” means the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the “Prime Rate”), (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the one month adjusted London interbank offered rate plus 1%.

“Eurodollar Rate” means the rate (adjusted for any statutory reserve requirements for eurocurrency liabilities) for eurodollar deposits having a maturity closest to the applicable interest period appearing on Page 3750 of the Telerate screen.

Interest Payment Dates:	In the case of Asset Sale Facility Loans bearing interest based upon the Base Rate (“Base Rate Asset Sale Facility Loans”), quarterly in arrears.

In the case of Asset Sale Facility Loans bearing interest based upon the Eurodollar Rate (“Eurodollar Asset Sale Facility Loans”) on the last day of each relevant interest period (which will be one, two, three or six months) and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period.

Fees:	The Borrower shall pay duration fees as described in Annex A-1.

Default Rate:
At any time when the Borrower is in default in the payment of any amount of principal due under the Asset Sale Facility, the overdue amount shall bear interest at 2% above the rate otherwise applicable thereto.  Overdue interest, fees and other amounts shall bear interest at 2% above the rate applicable to Base Rate Asset Sale Facility Loans.

Rate and Fee Basis:
All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of Base Rate Asset Sale Facility Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

EXHIBIT D
ANNEX A-1

1.  Applicable Margin

“Applicable Margin” means, as of any date of determination during any period set forth below, the percentage per annum set forth below under the applicable type of loan opposite the Credit Ratings (as defined below) in effect at the time.

	Level I		Level II		Level III		Level IV		Level V
Credit Ratings	AA+/Aa1 or higher		AA/Aa2		AA-/Aa3		A+/A1		A/A2 or lower
	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate	Eurodollar Rate	Base Rate
Closing Date until 3-month anniversary thereof	2.00%	1.00%	2.20%	1.20%	2.375%	1.375%	2.50%	1.50%	2.75%	1.75%
3-month anniversary of Closing Date until 6-month anniversary thereof	2.50%	1.50%	2.70%	1.70%	2.875%	1.875%	3.00%	2.00%	3.25%	2.25%
6-month anniversary of Closing Date until 9-month anniversary thereof	3.00%	2.00%	3.20%	2.20%	3.375%	2.375%	3.50%	2.50%	3.75%	2.75%
9-month anniversary of Closing Date until 12-month anniversary thereof	3.50%	2.50%	3.70%	2.70%	3.875%	2.875%	4.00%	3.00%	4.25%	3.25%

For purposes of determining the Applicable Margin, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Credit Rating.  Following repayment in full of the Bridge Loan Facility, the Applicable Margin for the Asset Sale Facility will be the percentage per annum set forth above for the Closing Date under the applicable type of Asset Sale Facility Loan opposite the Credit Rating in effect at the time.

“Credit Ratings” means (a) the senior unsecured debt credit rating of the Borrower from Moody’s and (b) the long term issuer credit rating of the Borrower from S&P.

2. Facility Fee

The Borrower shall pay a fee (the “Facility Fee”) quarterly in arrears calculated on a per annum basis, for the ratable benefit of each Asset Sale Facility Lender from the date of execution and delivery of the Asset Sale Facility to the Asset Sale Facility Maturity Date on the aggregate amount of the Asset Sale Facility Commitments (whether used or unused) as set forth below.

	Level I	Level II	Level III	Level IV	Level V
Credit Ratings	AA+/Aa1 or higher	AA/Aa2	AA-/Aa3	A+/A1	A/A2 or lower
Facility Fee	0.25%	0.30%	0.375%	0.50%	0.50%

For purposes of determining the Facility Fee, the applicable Credit Rating from one of S&P and Moody’s will be required to qualify for the applicable Level set forth above; provided that if the higher applicable Credit Rating is more than one Level higher than the other Credit Rating, the Facility Fee shall be the Level below the Level corresponding to such higher Credit Rating.

EXHIBIT E

PROJECT SOLAR
Conditions to Closing

The availability of the Credit Facilities, in addition to the conditions expressly set forth in Exhibits A, B, C and D and in the ninth paragraph of the Commitment Letter, shall be subject to the satisfaction of the following conditions.  Capitalized terms used but not defined herein have the meanings given in said Exhibits and Commitment Letter.

1.           The Borrower and the Guarantor shall have executed and delivered definitive documentation with respect to the Amendment or the Replacement Revolving Facility (as applicable), the Bridge Loan Facility, the Asset Sale Facility and the Incremental Facility, in each case consistent with the terms set forth in Exhibit A, B, C, D and E.

2.           The Merger shall be consummated substantially concurrently with the initial funding of the Credit Facilities in accordance with the terms of the Merger Agreement in the form delivered to the Lead Arranger prior to execution of the Commitment Letter (and no provision or condition thereof shall have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Company, the Lenders or the Lead Arranger without the Lead Arranger’s prior consent, not to be unreasonably withheld).

3.           The Lenders, the Administrative Agent and the Lead Arranger shall have received all fees and invoiced expenses required to be paid on or before the Closing Date.

4.           The Administrative Agent shall have received a certificate from the chief financial officer of the Company certifying that the ratio of total debt to capitalization of the Credit Group (calculated on the same basis as in the Existing Credit Facility but giving pro forma effect to the Transactions) as of the last day of the fiscal quarter most recently ended at least 45 days prior to the Closing Date shall not exceed 60%.

5.           The Administrative Agent shall have received such legal opinions, certificates, documents and other instruments as are customary for transactions of this type as it may reasonably request.